EXHIBIT 99.1

Duff & Phelps Corporation Announces Expiration of the “Go-Shop” Period

New York, NY, February 11, 2013 — Duff & Phelps Corporation (NYSE: DUF) (the “Company”), a leading independent financial advisory and investment banking firm, announced today that, following the expiration of the “go-shop” period provided for in its previously announced merger agreement with a Consortium comprising controlled affiliates of or funds managed by The Carlyle Group, Stone Point Capital LLC, Pictet & Cie and Edmond de Rothschild Group, the Company did not receive any alternative acquisition proposals from third parties. The Company remains committed to the Consortium’s proposal to acquire the Company for $15.55 per share in cash in a transaction valued at approximately $665.5 million.

Under the merger agreement, the Company and its representatives had the right to solicit and negotiate alternative acquisition proposals from third parties during a “go-shop” period that began on December 30, 2012 and expired at 11:59 p.m. EST on February 8, 2013. During the “go-shop” period, Centerview Partners, the Company’s financial advisor, with the direction of the Transaction Committee of the Board of Directors, comprised of independent Directors, undertook a broad solicitation effort, contacting 27 potential acquirers believed to have potential strategic or financial interest in an alternative transaction to the transaction with the Consortium. These proactive contacts resulted in 5 parties negotiating and entering into confidentiality agreements with the Company, although no alternative acquisition proposals from third parties were received.

Starting at 12:00 a.m. on February 9, 2013, the Company became subject to customary “no-shop” provisions that limit its ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to a “fiduciary out” provision that allows the Company to provide information and participate in discussions with respect to certain unsolicited written acquisition proposals and to terminate the merger agreement and enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms of the merger agreement.

The transaction is expected to close in the first half of 2013, subject to customary closing conditions — including receipt of stockholder and regulatory approvals. The Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the merger as of January 25, 2013. Following completion of the transaction, the Company will become a privately held company owned by the Consortium and its stock will no longer trade on the New York Stock Exchange.

About Duff & Phelps
As a leading global financial advisory and investment banking firm, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions. The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC; Pagemill Partners; and GCP Securities, LLC. Member FINRA/SIPC. M&A advisory services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. For more information, visit www.duffandphelps.com. (NYSE: DUF)

Important Additional Information and Where to Find It
In connection with the proposed transaction, the Company filed a preliminary proxy statement and related materials with the Securities and Exchange Commission (the "SEC"). When completed, the Company intends to file a definitive proxy statement with the SEC and mail it to its stockholders. Stockholders of the Company are urged to read the preliminary proxy statement and, when they become available, the definitive proxy statement and the other relevant materials because they contain or will contain important information about the Company, the Consortium, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The definitive proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may also be obtained for free at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to the Company, Attention Corporate Secretary, 55 East 52 Street, Floor 31, New York, NY 10055.

This announcement is neither a solicitation of proxies, an offer to purchase nor a solicitation of an offer to sell shares of the Company. The Company, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed merger. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in Company’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 5, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 21, 2012. These documents may be obtained for free at the SEC’s website at www.sec.gov, and from the Company by contacting Duff & Phelps Corporation, Attention Corporate Secretary, 55 East 52 Street, Floor 31, New York, NY 10055. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is included in the preliminary proxy statement filed with the SEC and will be included in the definitive proxy statement that the Company intends to file with the SEC.

Forward-Looking Statements
This release may include predictions, estimates and other information that might be considered forward-looking statements, including, without limitation, statements relating to the completion of this transaction. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) the Company may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, which is available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Duff & Phelps Contacts:
Investor Relations
Marty Dauer, + 1-212-871-7700
investor.relations@duffandphelps.com

or

Media Relations
Alex Wolfe, +1-212-871-9087
alex.wolfe@duffandphelps.com